Exhibit 31.4
Certification of Chief Financial Officer Pursuant to
Securities Exchange Act Rules 13a-14(a) and 15d-14(a)
as Adopted Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Mekonnen P. Asrat, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Silicon Graphics International Corp. for the year ended June 24, 2016; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

SILICON GRAPHICS INTERNATIONAL CORP.

By:	/s/ MEKONNEN P. ASRAT
Mekonnen P. Asrat Chief Financial Officer (Principal Financial Officer)

Dated: October 21, 2016